Exhibit 99.1

FOR IMMEDIATE RELEASE

January 28, 2021

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

Fairfield, N.J., January 28, 2021 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended December 31, 2020 of $16.9 million, or $0.20 per diluted share, compared to $11.4 million, or $0.13 per diluted share, for the quarter ended September 30, 2020.

As previously reported, net income for the quarter ended September 30, 2020 was impacted by various non-recurring items which were recognized in conjunction with the Company’s acquisition of MSB Financial Corp. (“MSB”) and its subsidiary Millington Bank. Excluding the effects of these non-recurring items, net of tax, net income for the quarter ended September 30, 2020 would have been $15.0 million or $0.17 per diluted share.

Craig L. Montanaro, President and Chief Executive Officer, commented, “I am pleased to report another quarter of very strong core earnings resulting from a combination of cost of funds reductions, expense control efforts and operating efficiencies gained from the MSB acquisition. Despite the operational challenges presented by the pandemic, our business generation efforts continue unabated and we have had outstanding success retaining and growing core deposits, in particular within the markets previously served by Millington Bank.”

With regard to the Company’s share repurchase program, Mr. Montanaro further noted, “Our robust capital position allowed us to resume our share repurchase program on October 19, 2020 and, since that time, we have been opportunistic buyers of our stock. During the quarter we repurchased approximately 4.5 million shares at an average price of $10.14 per share, or 98.2% of tangible book value at December 31, 2020. In this environment we continue to believe that repurchases represent an excellent strategy to build long-term shareholder value.”

Balance Sheet

•

Deposits increased by $272.7 million to $5.31 billion at December 31, 2020 from $5.04 billion at September 30, 2020, reflecting quarterly growth of $272.6 million, or 8.9%, in core non-maturity deposits.

•

Loans receivable decreased by $126.1 million to $4.83 billion at December 31, 2020 from $4.95 billion at September 30, 2020.  The net decrease for the period included the sale of $43.6 million of Paycheck Protection Program (“PPP”) loans, which resulted in a gain on sale of $352,000.

•

Investment securities increased to $1.73 billion, or 23.5% of total assets, at December 31, 2020 from $1.54 billion at September 30, 2020, while borrowings decreased to $865.7 million, or 11.8% of total assets, from $1.08 billion, for those same comparative periods.

•

During the quarter ended December 31, 2020 the Company sold $24.4 million of investment securities with a weighted average yield of 1.98%, the proceeds of which were utilized to extinguish $27.0 million of Federal Home Loan Bank (“FHLB”) advances with a weighted average cost of 2.85%. Associated gains on sale of investment securities totaled $800,000 while debt extinguishment expense totaled $796,000.

Earnings

Net Interest Income, Spread and Margin

•

Net interest income increased by $391,000 to $44.6 million for the quarter ended December 31, 2020 from $44.2 million for the quarter ended September 30, 2020. This increase was the result of a $2.9 million reduction in interest expense that was partially offset by a $2.5 million reduction in interest income. Included in net interest income was purchase accounting accretion of $3.7 million and $4.2 million, for the quarters ended December 31, 2020 and September 30, 2020, respectively.

•

Net interest margin for the quarter ended December 31, 2020 declined two basis points to 2.64% from 2.66% for the quarter ended September 30, 2020. For those same comparative periods, yield on interest-earning assets decreased by 22 basis points to 3.45% while the cost of interest-bearing liabilities decreased by 23 basis points to 0.97%.

Non-Interest Income

•

Fees and service charges totaled $1.9 million for the quarter ended December 31, 2020 compared to $1.1 million for the quarter ended September 30, 2020. The increase was largely attributable to an increase of $712,000 in loan pre-payment penalty income to $1.4 million.

•

Loan sale gains totaled $2.4 million for the quarter ended December 31, 2020 as compared to $1.9 million for the quarter ended September 30, 2020. The increase for the quarter was largely attributable to the sale of $43.6 million of PPP loans which resulted in a gain on sale of $352,000, as noted earlier.

•	Gain (loss) on sale and call of securities reflected a gain of $813,000 for the quarter ended December 31, 2020 compared to a loss of $377,000 for the quarter ended September 30, 2020.

Non-Interest Expense

•

Non-interest expense decreased by $3.1 million to $30.5 million for the quarter ended December 31, 2020 compared to $33.6 million for the quarter ended September 30, 2020. This decrease was largely attributable to $4.3 million in merger-related expenses recognized in the prior comparative period with no such expenses recognized in the current period. The decrease was partially offset by $796,000 of non-recurring debt extinguishment expenses, as noted earlier, and an asset impairment charge of $347,000 related to a branch closure. The remaining change in non-interest expense included increases in equipment and systems expense, advertising and marketing expense, FDIC insurance premiums and miscellaneous expense.

•

The efficiency and non-interest expense ratios were 59.01% and 1.65%, respectively, for the quarter ended December 31, 2020 as compared to 64.69% and 1.85%, respectively, for the quarter ended September 30, 2020. Adjusting for the impact of non-recurring items, the efficiency and non-interest expense ratios would have been 57.70% and 1.59% respectively, for the quarter ended December 31, 2020 as compared to 59.83% and 1.61%, respectively, for the quarter ended September 30, 2020.

Income Taxes

•

Income tax expense totaled $5.6 million for the quarter ended December 31, 2020 compared to $2.9 million for the quarter ended September 30, 2020, resulting in effective tax rates of 24.9% and 20.2%, respectively.

•

The comparatively lower effective income tax rate for the prior period reflected the effects of various non-recurring items recorded in the prior comparative quarter, in conjunction with the Company’s acquisition of MSB.

Performance Ratios

•

Return on average assets was 0.92% for the quarter ended December 31, 2020 as compared to 0.63% for the quarter ended September 30, 2020. Adjusting for the impact of non-recurring items, adjusted return on average assets would have been 0.90% and 0.83% for those same comparative periods.

•

Return on average equity was 6.07% for the quarter ended December 31, 2020 as compared to 4.10% for the quarter ended September 30, 2020 while return on average tangible equity was 7.52% as compared to 5.08% for those same comparative periods, respectively. Adjusting for the impact on non-recurring items, adjusted return on average equity would have been 5.96% for the quarter ended December 31, 2020, as compared to 5.40% for the quarter ended September 30, 2020 while the adjusted return on average tangible equity would have been 7.39% and 6.70% for those same comparative periods, respectively.

Asset Quality

•

Non-performing assets totaled $71.7 million, or 0.98% of total assets, at December 31, 2020 compared to $45.3 million, or 0.62% of total assets, at September 30, 2020. This increase was largely attributable to two commercial mortgage loans and two multi-family mortgage loans, secured by various properties located in New York City, which were placed on non-accrual status during the quarter. All four loans are well secured and currently require no specific impairment reserve.

•

Net charge offs totaled $108,000 for the quarter ended December 31, 2020 compared to $67,000 for the quarter ended September 30, 2020, reflecting annualized net charge off rates of 0.01% for both comparative periods.

•

Based on Section 4013 of the CARES Act, the Consolidated Appropriations Act, 2021 and related guidance promulgated by federal banking regulators, qualifying loan modifications, including short-term payment deferrals, are not considered to be troubled debt restructurings. As of December 31, 2020, the Company had active payment deferrals on 37 loans totaling $33.2 million, representing 0.68% of total loans.

•

The Company recorded a credit loss provision reversal of $1.4 million for the quarter ended December 31, 2020 compared to a credit loss provision of $4.1 million for the quarter ended September 30, 2020. The comparatively higher level of provision for the prior period primarily reflected the impact of $5.1 million of provision expense that was attributable to the acquired MSB loans.

•

The Allowance for Credit Losses (“ACL”) decreased to $63.4 million at December 31, 2020 from $64.9 million at September 30, 2020, with such balances reflecting an ACL to total loans ratio of 1.30% as of those dates.

Liquidity & Capital

•

At December 31, 2020, liquid assets included $129.7 million of short-term cash and equivalents supplemented by $1.70 billion of investment securities classified as available for sale. The Company had the capacity to borrow additional funds totaling $615.0 million via unsecured lines of credit and $1.75 billion and $292.0 million, without pledging additional collateral, from the FHLB of New York and Federal Reserve Bank, respectively.

•

On October 19, 2020, the Company announced the resumption of its previously approved stock repurchase plan, which, at the time of the announcement, had 761,030 shares of common stock remaining to be repurchased. In addition, the Company announced the authorization of a new repurchase plan totaling 4,475,523 shares, or 5% of the Company’s then outstanding common stock. For the quarter ended December 31, 2020, the Company repurchased a total of 4,508,689 shares at a cost of $45.7 million, or $10.14 per share, equal to 98.2% of tangible book value at December 31, 2020.

•

On January 22, 2021, the Company announced the completion of its previously disclosed stock repurchase plans and the authorization of a new repurchase plan totaling 4,210,520 shares, or 5% of the Company’s outstanding common stock.

•	For the quarter ended December 31, 2020, book value per share increased by $0.30 to $12.86 while tangible book value per share increased by $0.18 to $10.33.
•

At December 31, 2020, the Company’s ratio of tangible equity to tangible assets equaled 12.32%.  At December 31, 2020, the regulatory capital ratios, of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

In addition, the COVID-19 pandemic is having an adverse impact on the Company, its customers and the communities it serves. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened or remain open. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen or remain open, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for credit losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; due to a decline in our stock price or other factors, goodwill may become impaired and be required to be written down; and our cyber security risks are increased as the result of an increase in the number of employees working remotely.

Category: Earnings

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	December 31,	September 30,	Variance	or Change
Except Per Share Data, Unaudited)	2020	2020	or Change	Pct.
Assets
Cash and cash equivalents	$129,694	$145,818	$(16,124)	-11.1%
Securities available for sale	1,695,893	1,508,542	187,351	12.4%
Securities held to maturity	29,549	31,576	(2,027)	-6.4%
Loans held-for-sale	12,601	20,170	(7,569)	-37.5%
Loans receivable	4,828,634	4,954,750	(126,116)	-2.5%
Less allowance for credit losses on loans	(63,386)	(64,860)	1,474	-2.3%
Net loans receivable	4,765,248	4,889,890	(124,642)	-2.5%
Premises and equipment	61,181	61,808	(627)	-1.0%
Federal Home Loan Bank stock	45,578	55,118	(9,540)	-17.3%
Accrued interest receivable	19,826	20,368	(542)	-2.7%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	4,151	4,420	(269)	-6.1%
Bank owned life insurance	280,235	278,639	1,596	0.6%
Deferred income taxes, net	30,846	33,319	(2,473)	-7.4%
Other real estate owned	178	178	-	0.0%
Other assets	49,278	49,468	(190)	-0.4%
Total assets	$7,335,153	$7,310,209	$24,944	0.3%

Liabilities
Deposits	$5,312,613	$5,039,912	$272,701	5.4%
Borrowings	865,651	1,077,540	(211,889)	-19.7%
Advance payments by borrowers for taxes	16,100	17,008	(908)	-5.3%
Other liabilities	48,448	51,689	(3,241)	-6.3%
Total liabilities	6,242,812	6,186,149	56,663	0.9%

Stockholders' Equity
Common stock	849	895	(46)	-5.1%
Paid-in capital	724,389	769,269	(44,880)	-5.8%
Retained earnings	388,376	378,134	10,242	2.7%
Unearned ESOP shares	(27,726)	(28,212)	486	-1.7%
Accumulated other comprehensive income	6,453	3,974	2,479	62.4%
Total stockholders' equity	1,092,341	1,124,060	(31,719)	-2.8%
Total liabilities and stockholders' equity	$7,335,153	$7,310,209	$24,944	0.3%

Consolidated capital ratios
Equity to assets	14.89%	15.38%	-0.49%
Tangible equity to tangible assets	12.32%	12.81%	-0.49%

Share data
Outstanding shares	84,938	89,510	(4,572)	-5.1%
Book value per share	$12.86	$12.56	$0.30	2.4%
Tangible book value per share (1)	$10.33	$10.15	$0.18	1.8%

(1)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the three months ended			Variance
(Dollars and Shares in Thousands,	December 31,	September 30,	Variance	or Change
Except Per Share Data, Unaudited)	2020	2020	or Change	Pct.
Interest income
Loans	$49,466	$52,180	$(2,714)	-5.2%
Taxable investment securities	7,707	7,336	371	5.1%
Tax-exempt investment securities	433	454	(21)	-4.6%
Other interest-earning assets	787	914	(127)	-13.9%
Total Interest Income	58,393	60,884	(2,491)	-4.1%

Interest expense
Deposits	8,647	11,062	(2,415)	-21.8%
Borrowings	5,193	5,660	(467)	-8.3%
Total interest expense	13,840	16,722	(2,882)	-17.2%
Net interest income	44,553	44,162	391	0.9%
(Reversal of) provision for credit losses	(1,365)	4,059	(5,424)	-133.6%
Net interest income after (reversal of) provision for credit losses	45,918	40,103	5,815	14.5%

Non-interest income
Fees and service charges	1,896	1,076	820	76.2%
Gain (loss) on sale and call of securities	813	(377)	1,190	315.6%
Gain on sale of loans	2,378	1,890	488	25.8%
Income from bank owned life insurance	1,596	1,596	-	0.0%
Electronic banking fees and charges	404	405	(1)	-0.2%
Bargain purchase gain	-	3,053	(3,053)	-100.0%
Other income	67	90	(23)	-25.6%
Total non-interest income	7,154	7,733	(579)	-7.5%

Non-interest expense
Salaries and employee benefits	17,081	16,977	104	0.6%
Net occupancy expense of premises	3,120	3,122	(2)	-0.1%
Equipment and systems	3,902	3,570	332	9.3%
Advertising and marketing	513	500	13	2.6%
Federal deposit insurance premium	490	472	18	3.8%
Directors' compensation	748	748	-	0.0%
Merger-related expenses	-	4,349	(4,349)	-100.0%
Debt extinguishment expenses	796	-	796	0.0%
Other expense	3,860	3,835	25	0.7%
Total non-interest expense	30,510	33,573	(3,063)	-9.1%
Income before income taxes	22,562	14,263	8,299	58.2%
Income taxes	5,614	2,884	2,730	94.7%
Net income	$16,948	$11,379	$5,569	48.9%

Net income per common share (EPS)
Basic	$0.20	$0.13	$0.07
Diluted	$0.20	$0.13	$0.07

Dividends declared
Cash dividends declared per common share	$0.08	$0.08	$-
Cash dividends declared	$6,706	$6,917	$(211)
Dividend payout ratio	39.6%	60.8%	-21.2%

Weighted average number of common shares outstanding
Basic	85,120	86,008	(888)
Diluted	85,123	86,009	(886)

	For the three months ended			Variance
Average Balance Sheet Data	December 31,	September 30,	Variance	or Change
(Dollars in Thousands, Unaudited)	2020	2020	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,871,268	$4,958,293	$(87,025)	-1.8%
Taxable investment securities	1,544,095	1,350,511	193,584	14.3%
Tax-exempt investment securities	79,044	82,603	(3,559)	-4.3%
Other interest-earning assets	266,114	247,543	18,571	7.5%
Total interest-earning assets	6,760,521	6,638,950	121,571	1.8%
Non-interest-earning assets	632,084	624,252	7,832	1.3%
Total assets	$7,392,605	$7,263,202	$129,403	1.8%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$1,683,222	$1,464,238	$218,984	15.0%
Savings	1,058,675	1,006,075	52,600	5.2%
Certificates of deposit	1,899,406	1,988,689	(89,283)	-4.5%
Total interest-bearing deposits	4,641,303	4,459,002	182,301	4.1%
Borrowings:
Federal Home Loan Bank advances	1,057,958	1,130,836	(72,878)	-6.4%
Other borrowings	-	3,568	(3,568)	-100.0%
Total borrowings	1,057,958	1,134,404	(76,446)	-6.7%
Total interest-bearing liabilities	5,699,261	5,593,406	105,855	1.9%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	502,479	479,141	23,338	4.9%
Other non-interest-bearing liabilities	73,683	79,620	(5,937)	-7.5%
Total non-interest-bearing liabilities	576,162	558,761	17,401	3.1%
Total liabilities	6,275,423	6,152,167	123,256	2.0%
Stockholders' equity	1,117,182	1,111,035	6,147	0.6%
Total liabilities and stockholders' equity	$7,392,605	$7,263,202	$129,403	1.8%

Average interest-earning assets to average interest-bearing liabilities	118.62%	118.69%	-0.07%	-0.1%

	For the three months ended
	December 31,	September 30,	Variance
Performance Ratio Highlights	2020	2020	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.06%	4.21%	-0.15%
Taxable investment securities	2.00%	2.17%	-0.17%
Tax-exempt investment securities (1)	2.19%	2.20%	-0.01%
Other interest-earning assets	1.18%	1.48%	-0.30%
Total interest-earning assets	3.45%	3.67%	-0.22%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.47%	0.60%	-0.13%
Savings	0.33%	0.57%	-0.24%
Certificates of deposit	1.22%	1.50%	-0.28%
Total interest-bearing deposits	0.75%	0.99%	-0.24%
Borrowings:
Federal Home Loan Bank advances	1.96%	2.00%	-0.04%
Other borrowings	0.00%	0.04%	-0.04%
Total borrowings	1.96%	2.00%	-0.04%
Total interest-bearing liabilities	0.97%	1.20%	-0.23%

Interest rate spread (2)	2.48%	2.47%	0.01%
Net interest margin (3)	2.64%	2.66%	-0.02%

Non-interest income to average assets (annualized)	0.39%	0.43%	-0.04%
Non-interest expense to average assets (annualized)	1.65%	1.85%	-0.20%

Efficiency ratio (4)	59.01%	64.69%	-5.68%

Return on average assets (annualized)	0.92%	0.63%	0.29%
Return on average equity (annualized)	6.07%	4.10%	1.97%
Return on average tangible equity (annualized) (5)	7.52%	5.08%	2.44%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet	At
(Dollars and Shares in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2020	2020	2020	2020	2019
Assets
Cash and cash equivalents	$129,694	$145,818	$180,967	$59,452	$41,796
Securities available for sale	1,695,893	1,508,542	1,385,703	1,476,344	1,402,206
Securities held to maturity	29,549	31,576	32,556	34,618	36,073
Loans held-for-sale	12,601	20,170	20,789	11,245	5,952
Loans receivable	4,828,634	4,954,750	4,498,397	4,562,512	4,492,697
Less allowance for credit losses on loans	(63,386)	(64,860)	(37,327)	(37,191)	(30,937)
Net loans receivable	4,765,248	4,889,890	4,461,070	4,525,321	4,461,760
Premises and equipment	61,181	61,808	57,389	58,985	56,542
Federal Home Loan Bank stock	45,578	55,118	58,654	59,324	62,838
Accrued interest receivable	19,826	20,368	17,373	19,036	18,261
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	4,151	4,420	3,995	4,242	4,545
Bank owned life insurance	280,235	278,639	262,380	260,843	259,312
Deferred income taxes, net	30,846	33,319	25,480	27,150	20,438
Other real estate owned	178	178	178	178	178
Other assets	49,278	49,468	40,746	26,200	29,605
Total assets	$7,335,153	$7,310,209	$6,758,175	$6,773,833	$6,610,401

Liabilities
Deposits	$5,312,613	$5,039,912	$4,430,282	$4,253,254	$4,188,822
Borrowings	865,651	1,077,540	1,173,165	1,384,025	1,275,049
Advance payments by borrowers for taxes	16,100	17,008	16,569	16,492	16,585
Other liabilities	48,448	51,689	53,982	50,390	35,375
Total liabilities	6,242,812	6,186,149	5,673,998	5,704,161	5,515,831

Stockholders' Equity
Common stock	849	895	837	837	851
Paid-in capital	724,389	769,269	722,871	721,474	737,539
Retained earnings	388,376	378,134	387,911	380,671	377,896
Unearned ESOP shares	(27,726)	(28,212)	(28,699)	(29,185)	(29,671)
Accumulated other comprehensive income (loss)	6,453	3,974	1,257	(4,125)	7,955
Total stockholders' equity	1,092,341	1,124,060	1,084,177	1,069,672	1,094,570
Total liabilities and stockholders' equity	$7,335,153	$7,310,209	$6,758,175	$6,773,833	$6,610,401

Consolidated capital ratios
Equity to assets	14.89%	15.38%	16.04%	15.79%	16.56%
Tangible equity to tangible assets	12.32%	12.81%	13.29%	13.03%	13.75%

Share data
Outstanding shares	84,938	89,510	83,663	83,664	85,150
Book value per share	$12.86	$12.56	$12.96	$12.79	$12.85
Tangible book value per share (1)	$10.33	$10.15	$10.39	$10.21	$10.32

(1)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2020	2020	2020	2020	2019
Cash and cash equivalents
Cash and due from depository institutions	$23,968	$18,628	$20,391	$20,200	$17,843
Interest-bearing deposits in other banks	105,726	127,190	160,576	39,252	23,953
Total cash and cash equivalents	$129,694	$145,818	$180,967	$59,452	$41,796

Securities available for sale
Debt securities:
U.S. agency securities	$-	$-	$-	$-	$606
Municipal and state obligations	47,763	50,877	54,054	58,151	88,057
Asset-backed securities	255,407	258,801	172,447	169,102	177,676
Collateralized loan obligations	196,685	196,398	193,788	189,565	198,324
Corporate bonds	167,168	122,276	143,639	163,715	192,074
Trust preferred securities	2,866	2,773	2,627	2,852	3,795
Debt securities	669,889	631,125	566,555	583,385	660,532

Mortgage-backed securities:
Collateralized mortgage obligations	20,510	25,770	30,903	34,671	57,839
Residential pass-through securities	705,991	625,715	561,954	607,113	360,900
Commercial pass-through securities	299,503	225,932	226,291	251,175	322,935
Mortgage-backed securities	1,026,004	877,417	819,148	892,959	741,674
Total securities available for sale	$1,695,893	$1,508,542	$1,385,703	$1,476,344	$1,402,206

Securities held to maturity
Debt securities:
Municipal and state obligations	$29,549	$31,576	$32,556	$34,618	$36,073
Total securities held to maturity	$29,549	$31,576	$32,556	$34,618	$36,073

Total securities	$1,725,442	$1,540,118	$1,418,259	$1,510,962	$1,438,279

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2020	2020	2020	2020	2019
Loan portfolio composition:
Commercial loans:
Multi-family	$2,076,483	$2,110,300	$2,059,568	$1,879,907	$1,856,591
Nonresidential	1,123,695	1,124,330	960,853	1,202,652	1,172,213
Commercial business	202,010	255,888	138,788	73,922	67,887
Construction	90,398	79,178	20,961	17,880	16,221
Total commercial loans	3,492,586	3,569,696	3,180,170	3,174,361	3,112,912
One- to four-family residential mortgage loans	1,305,351	1,353,197	1,273,022	1,338,099	1,331,301
Consumer loans:
Home equity loans and lines of credit	65,298	71,540	82,920	87,909	89,916
Other consumer loans	4,123	4,136	3,991	4,604	4,908
Total consumer loans	69,421	75,676	86,911	92,513	94,824
Total loans, excluding yield adjustments	4,867,358	4,998,569	4,540,103	4,604,973	4,539,037
Unaccreted yield adjustments	(38,724)	(43,819)	(41,706)	(42,461)	(46,340)
Loans receivable, net of yield adjustments	4,828,634	4,954,750	4,498,397	4,562,512	4,492,697
Less allowance for credit losses on loans	(63,386)	(64,860)	(37,327)	(37,191)	(30,937)
Net loans receivable	$4,765,248	$4,889,890	$4,461,070	$4,525,321	$4,461,760

Loan portfolio allocation:
Commercial loans:
Multi-family	42.7%	42.2%	45.3%	40.8%	40.9%
Nonresidential	23.1%	22.5%	21.2%	26.1%	25.8%
Commercial business	4.2%	5.1%	3.1%	1.6%	1.5%
Construction	1.8%	1.6%	0.4%	0.4%	0.4%
Total commercial loans	71.8%	71.4%	70.0%	68.9%	68.6%
One- to four-family residential mortgage loans	26.8%	27.1%	28.1%	29.1%	29.3%
Consumer loans:
Home equity loans and lines of credit	1.3%	1.4%	1.8%	1.9%	2.0%
Other consumer loans	0.1%	0.1%	0.1%	0.1%	0.1%
Total consumer loans	1.4%	1.5%	1.9%	2.0%	2.1%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$-	$238	$5	$12	$19
Nonaccrual loans	71,472	44,837	36,691	35,384	21,935
Total nonperforming loans	71,472	45,075	36,696	35,396	21,954
Other real estate owned	178	178	178	178	178
Total nonperforming assets	$71,650	$45,253	$36,874	$35,574	$22,132

Nonperforming loans (% total loans)	1.48%	0.91%	0.82%	0.78%	0.49%
Nonperforming assets (% total assets)	0.98%	0.62%	0.55%	0.53%	0.33%

Allowance for credit losses on loans (ACL):
ACL to total loans	1.30%	1.30%	0.82%	0.81%	0.68%
ACL to nonperforming loans	88.69%	143.89%	101.72%	105.07%	140.92%
Net charge offs	$109	$67	$38	$16	$30
Average net charge off rate (annualized)	0.01%	0.01%	0.00%	0.00%	0.00%

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2020	2020	2020	2020	2019
Funding by type:
Deposits:
Non-interest-bearing deposits	$518,828	$487,710	$419,138	$321,824	$312,098
Interest-bearing demand	1,752,699	1,561,135	1,264,151	1,134,420	1,060,434
Savings	1,075,122	1,025,245	906,597	848,950	829,321
Certificates of deposit	1,965,964	1,965,822	1,840,396	1,948,060	1,986,969
Interest-bearing deposits	4,793,785	4,552,202	4,011,144	3,931,430	3,876,724
Total deposits	5,312,613	5,039,912	4,430,282	4,253,254	4,188,822

Borrowings:
Federal Home Loan Bank advances	865,651	1,077,540	1,167,429	1,177,319	1,253,958
Overnight borrowings	-	-	-	200,000	15,000
Depositor sweep accounts	-	-	5,736	6,706	6,091
Total borrowings	865,651	1,077,540	1,173,165	1,384,025	1,275,049

Total funding	$6,178,264	$6,117,452	$5,603,447	$5,637,279	$5,463,871

Loans as a % of deposits	89.9%	97.4%	101.2%	106.7%	106.7%
Deposits as a % of total funding	86.0%	82.4%	79.1%	75.4%	76.7%
Borrowings as a % of total funding	14.0%	17.6%	20.9%	24.6%	23.3%

Funding by source:
Retail funding:
Non-interest-bearing deposits	$518,828	$487,710	$419,138	$321,824	$312,098
Interest-bearing demand	1,752,699	1,561,135	1,264,151	1,134,420	1,060,434
Savings	1,075,122	1,025,245	906,597	848,950	829,321
Certificates of deposit	1,658,277	1,775,189	1,773,257	1,833,081	1,876,280
Total retail deposits	5,004,926	4,849,279	4,363,143	4,138,275	4,078,133
Depositor sweep accounts	-	-	5,736	6,706	6,091
Total retail funding	5,004,926	4,849,279	4,368,879	4,144,981	4,084,224

Wholesale funding:
Certificates of deposit (listing service)	$43,112	$57,251	$35,760	$33,608	$42,119
Certificates of deposit (brokered)	264,575	133,382	31,379	81,371	68,570
Total wholesale deposits	307,687	190,633	67,139	114,979	110,689
FHLB advances	865,651	1,077,540	1,167,429	1,177,319	1,253,958
Overnight borrowings	-	-	-	200,000	15,000
Total wholesale funding	1,173,338	1,268,173	1,234,568	1,492,298	1,379,647

Total funding	$6,178,264	$6,117,452	$5,603,447	$5,637,279	$5,463,871

Retail funding as a % of total funding	81.0%	79.3%	78.0%	73.5%	74.7%
Wholesale funding as a % of total funding	19.0%	20.7%	22.0%	26.5%	25.3%

Summary Income Statement	For the three months ended
(Dollars and Shares in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2020	2020	2020	2020	2019
Interest income
Loans	$49,466	$52,180	$46,192	$46,603	$45,608
Taxable investment securities	7,707	7,336	9,769	10,526	9,698
Tax-exempt investment securities	433	454	487	547	666
Other interest-earning assets	787	914	903	1,100	1,210
Total interest income	58,393	60,884	57,351	58,776	57,182

Interest expense
Deposits	8,647	11,062	12,439	14,768	15,590
Borrowings	5,193	5,660	4,462	6,398	6,985
Total interest expense	13,840	16,722	16,901	21,166	22,575
Net interest income	44,553	44,162	40,450	37,610	34,607
(Reversal of) provision for credit losses	(1,365)	4,059	174	6,270	(1,465)
Net interest income after (reversal of) provision for credit losses	45,918	40,103	40,276	31,340	36,072

Non-interest income
Fees and service charges	1,896	1,076	1,696	1,338	2,145
Gain (loss) on sale and call of securities	813	(377)	19	2,234	11
Gain on sale of loans	2,378	1,890	1,348	565	668
Loss on sale and write down of other real estate owned	-	-	-	-	(28)
Income from bank owned life insurance	1,596	1,596	1,537	1,532	1,576
Electronic banking fees and charges	404	405	325	309	293
Bargain purchase gain	-	3,053	-	-	-
Other income	67	90	77	223	(111)
Total non-interest income	7,154	7,733	5,002	6,201	4,554

Non-interest expense
Salaries and employee benefits	17,081	16,977	15,527	15,537	15,174
Net occupancy expense of premises	3,120	3,122	2,688	2,685	3,082
Equipment and systems	3,902	3,570	2,948	2,672	3,046
Advertising and marketing	513	500	751	612	890
Federal deposit insurance premium	490	472	286	-	-
Directors' compensation	748	748	769	771	769
Merger-related expenses	-	4,349	447	285	219
Debt extinguishment expenses	796	-	-	2,156	-
Other expense	3,860	3,835	3,475	3,344	3,247
Total non-interest expense	30,510	33,573	26,891	28,062	26,427
Income before income taxes	22,562	14,263	18,387	9,479	14,199
Income taxes	5,614	2,884	4,698	225	3,547
Net income	$16,948	$11,379	$13,689	$9,254	$10,652

Net income per common share (EPS)
Basic	$0.20	$0.13	$0.17	$0.11	$0.13
Diluted	$0.20	$0.13	$0.17	$0.11	$0.13

Dividends declared (1)
Cash dividends declared per common share	$0.08	$0.08	$0.08	$0.08	$0.07
Cash dividends declared	$6,706	$6,917	$6,449	$6,479	$5,760
Dividend payout ratio	39.6%	60.8%	47.1%	70.0%	54.1%

Weighted average number of common shares outstanding
Basic	85,120	86,008	80,678	81,339	82,831
Diluted	85,123	86,009	80,680	81,358	82,876

	For the three months ended
Average Balance Sheet Data	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2020	2020	2020	2020	2019
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,871,268	$4,958,293	$4,567,229	$4,503,996	$4,547,126
Taxable investment securities	1,544,095	1,350,511	1,369,014	1,406,973	1,244,475
Tax-exempt investment securities	79,044	82,603	89,263	101,771	125,187
Other interest-earning assets	266,114	247,543	141,964	104,241	117,811
Total interest-earning assets	6,760,521	6,638,950	6,167,470	6,116,981	6,034,599
Non-interest-earning assets	632,084	624,252	605,876	598,335	590,746
Total assets	$7,392,605	$7,263,202	$6,773,346	$6,715,316	$6,625,345

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$1,683,222	$1,464,238	$1,189,044	$1,112,080	$982,163
Savings	1,058,675	1,006,075	876,580	838,501	813,626
Certificates of deposit	1,899,406	1,988,689	1,879,039	2,004,785	2,063,066
Total interest-bearing deposits	4,641,303	4,459,002	3,944,663	3,955,366	3,858,855
Borrowings:
Federal Home Loan Bank advances	1,057,958	1,130,836	1,202,522	1,208,627	1,255,597
Other borrowings	-	3,568	96,770	87,072	34,733
Total borrowings	1,057,958	1,134,404	1,299,292	1,295,699	1,290,330
Total interest-bearing liabilities	5,699,261	5,593,406	5,243,955	5,251,065	5,149,185
Non-interest-bearing liabilities:
Non-interest-bearing deposits	502,479	479,141	380,067	317,530	320,161
Other non-interest-bearing liabilities	73,683	79,620	72,007	55,456	53,479
Total non-interest-bearing liabilities	576,162	558,761	452,074	372,986	373,640
Total liabilities	6,275,423	6,152,167	5,696,029	5,624,051	5,522,825
Stockholders' equity	1,117,182	1,111,035	1,077,317	1,091,265	1,102,520
Total liabilities and stockholders' equity	$7,392,605	$7,263,202	$6,773,346	$6,715,316	$6,625,345

Average interest-earning assets to average interest-bearing liabilities	118.62%	118.69%	117.61%	116.49%	117.20%

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Performance Ratio Highlights	2020	2020	2020	2020	2019
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.06%	4.21%	4.05%	4.14%	4.01%
Taxable investment securities	2.00%	2.17%	2.85%	2.99%	3.12%
Tax-exempt investment securities (1)	2.19%	2.20%	2.18%	2.15%	2.13%
Other interest-earning assets	1.18%	1.48%	2.54%	4.22%	4.11%
Total interest-earning assets	3.45%	3.67%	3.72%	3.84%	3.79%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.47%	0.60%	0.72%	1.17%	1.29%
Savings	0.33%	0.57%	0.81%	0.85%	0.81%
Certificates of deposit	1.22%	1.50%	1.82%	1.94%	2.09%
Total interest-bearing deposits	0.75%	0.99%	1.26%	1.49%	1.62%
Borrowings:
Federal Home Loan Bank advances	1.96%	2.00%	1.47%	2.03%	2.19%
Other borrowings	0.00%	0.04%	0.13%	1.17%	1.36%
Total borrowings	1.96%	2.00%	1.37%	1.98%	2.17%
Total interest-bearing liabilities	0.97%	1.20%	1.29%	1.61%	1.75%

Interest rate spread (2)	2.48%	2.47%	2.43%	2.23%	2.04%
Net interest margin (3)	2.64%	2.66%	2.62%	2.46%	2.29%

Non-interest income to average assets (annualized)	0.39%	0.43%	0.30%	0.37%	0.27%
Non-interest expense to average assets (annualized)	1.65%	1.85%	1.59%	1.67%	1.60%

Efficiency ratio (4)	59.01%	64.69%	59.16%	64.05%	67.48%

Return on average assets (annualized)	0.92%	0.63%	0.81%	0.55%	0.64%
Return on average equity (annualized)	6.07%	4.10%	5.08%	3.39%	3.86%
Return on average tangible equity (annualized) (5)	7.52%	5.08%	6.35%	4.23%	4.80%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2020	2020	2020	2020	2019
Adjusted net income:
Net income (GAAP)	$16,948	$11,379	$13,689	$9,254	$10,652
Non-recurring transactions - net of tax:
Bargain purchase gain	-	(3,053)	-	-	-
Provision for credit losses on non-PCD loans	-	3,563	-	-	-
Merger-related expenses	-	3,123	426	269	183
Branch consolidation expenses	243	-	-	-	274
Net effect of security sales and debt extinguishment	-	-	-	(55)	-
Gain (loss) on sale and call of securities	(571)	-	-	-	-
Debt extinguishment expenses	559	-	-	-	-
Reversal of income tax valuation allowance	(523)	-	-	(591)	-
Tax benefit arising from adoption of the CARES Act provisions	-	-	-	(1,624)	-
Net income (non-GAAP)	$16,656	$15,012	$14,115	$7,253	$11,109

Calculation of pre-tax, pre-provision income:
Net income (GAAP)	$16,948	$11,379	$13,689	$9,254	$10,652
Adjustments to net income (GAAP):
Provision for income taxes	5,614	2,884	4,698	225	3,547
(Reversal of) provision for credit losses	(1,365)	4,059	174	6,270	(1,465)
Pre-tax, pre-provision income (non-GAAP)	$21,197	$18,322	$18,561	$15,749	$12,734

Adjusted earnings per share:
Weighted average common shares - basic	85,120	86,008	80,678	81,339	82,831
Weighted average common shares - diluted	85,123	86,009	80,680	81,358	82,876

Earnings per share - basic (GAAP)	$0.20	$0.13	$0.17	$0.11	$0.13
Earnings per share - diluted (GAAP)	$0.20	$0.13	$0.17	$0.11	$0.13

Adjusted earnings per share - basic (non-GAAP)	$0.20	$0.17	$0.17	$0.09	$0.13
Adjusted earnings per share - diluted (non-GAAP)	$0.20	$0.17	$0.17	$0.09	$0.13

Adjusted return on average assets:
Total average assets	$7,392,605	$7,263,202	$6,773,346	$6,715,316	$6,625,345

Return on average assets (GAAP)	0.92%	0.63%	0.81%	0.55%	0.64%
Adjusted return on average assets (non-GAAP)	0.90%	0.83%	0.83%	0.43%	0.67%

Adjusted return on average equity:
Total average equity	$1,117,182	$1,111,035	$1,077,317	$1,091,265	$1,102,520

Return on average equity (GAAP)	6.07%	4.10%	5.08%	3.39%	3.86%
Adjusted return on average equity (non-GAAP)	5.96%	5.40%	5.24%	2.66%	4.03%

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2020	2020	2020	2020	2019
Adjusted return on average tangible equity:
Total average equity	$1,117,182	$1,111,035	$1,077,317	$1,091,265	$1,102,520
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(4,317)	(4,341)	(4,124)	(4,408)	(4,711)
	$901,970	$895,799	$862,298	$875,962	$886,914

Return on average tangible equity (non-GAAP)	7.52%	5.08%	6.35%	4.23%	4.80%
Adjusted return on average tangible equity (non-GAAP)	7.39%	6.70%	6.55%	3.31%	5.01%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$30,510	$33,573	$26,891	$28,062	$26,427
Non-recurring transactions:
Merger-related expenses	-	(4,349)	(447)	(285)	(219)
Branch consolidation expenses	(347)	-	-	-	(153)
Debt extinguishment expenses	(796)	-	-	(2,156)	-
Non-interest expense (non-GAAP)	$29,367	$29,224	$26,444	$25,621	$26,055

Non-interest expense ratio (GAAP)	1.65%	1.85%	1.59%	1.67%	1.60%
Adjusted non-interest expense ratio (non-GAAP)	1.59%	1.61%	1.56%	1.53%	1.57%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$29,367	$29,224	$26,444	$25,621	$26,055

Net interest income (GAAP)	$44,553	$44,162	$40,450	$37,610	$34,607
Total non-interest income (GAAP)	7,154	7,733	5,002	6,201	4,554
Non-recurring transactions:
Branch consolidation expenses	-	-	-	-	236
Gain (loss) on sale and call of securities	(813)	-	-	(2,234)	-
Bargain purchase gain	-	(3,053)	-	-	-
Total revenue (non-GAAP)	$50,894	$48,842	$45,452	$41,577	$39,397

Efficiency ratio (GAAP)	59.01%	64.69%	59.16%	64.05%	67.48%
Adjusted efficiency ratio (non-GAAP)	57.70%	59.83%	58.18%	61.62%	66.13%